Summary Prospectus September 29, 2014

PNC Tax Exempt Money Market Fund

Class A – PXAXX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 29, 2014, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current interest income exempt from federal income tax consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the

value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.00%[1]
Other Expenses	0.36%
Shareholder Servicing Fees	0.25%
Other	0.11%
Total Annual Fund Operating Expenses	0.56%

1  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees (the "Board") has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2015, at which time the Board will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated

and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$57	$201	$358	$813

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments include securities that present minimal credit risks as determined by PNC Capital Advisors, LLC (the "Adviser") and generally include securities that are rated at the time of purchase by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, under normal circumstances, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser may use gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

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As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Money Market Fund Risk. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the PNC money market funds in the future. A decline in interest rates can reduce a money market fund's yield even if a Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

In July 2014, the Securities and Exchange Commission ("SEC") adopted amendments to its rules governing the operation of money market funds. The new rules will require, among other things, certain money market funds to cease using the amortized cost method to value their shares and to cause transactions in shares of these funds to be effected using the fund's NAV per share calculated out to the fourth decimal point (e.g. $1.0000 instead of $1.00) (together, such amendments the "floating NAV amendments"). The floating NAV amendments are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. Certain funds, such as those that only offer their shares to natural persons and those that invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government, are not subject to the floating NAV amendments.

The SEC also adopted amendments that would permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days in certain circumstances. The rule amendments require the imposition of a temporary liquidity fee whenever 90% or more of a money market fund's portfolio is comprised of assets that are other than cash, direct obligations of the U.S. government or securities that convert into cash within one week, unless the fund's board of trustees determines that such a fee is not in the fund's best interests.

The amendments described above are expected to become effective on October 2016. The Adviser and the Board are in the process of evaluating the rule amendments. There can be no assurance that your investment in the Fund will not be adversely affected by the amendments described above or by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

Municipal Securities Risk. An investment in municipal obligations is subject to municipal securities risk. Changes in the local or national economy, and business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may make it

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difficult for the municipality to make interest and principal payments when due and thus could decrease the value of the Fund's investments in municipal bonds. Municipal obligations also may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which could have an adverse effect on the market prices of bonds and thus the value of the Fund's investments. The municipal securities held by a Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt, or changes in federal or state tax laws may cause the prices of municipal securities to fall or could affect the tax-exempt status of municipal securities. Municipal securities are also subject to liquidity risk.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/ Fund_Snapshot/FundID_360/Overview.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield as of December 31, 2013 was 0.02%.

Calendar Year Total Returns

Best Quarter	0.81%	(09/30/07)
Worst Quarter	0.01%	(12/31/13)

The Fund's year-to-date total return for Class A Shares through June 30, 2014 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years
Class A Shares	0.02%	0.06%	1.06%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

TAX INFORMATION

The Fund seeks to earn high current interest income and pay dividends exempt from federal income tax. Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to the Fund's sale of municipal bonds.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange (the "NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through PNC Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A and Class C Shares; and

•  If purchasing Class A and Class C Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50.

Minimum Subsequent Investments:

•  The minimum subsequent investment amount, including when shares are purchased through a PIP, is $50.

A Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

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Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-MMTEA-0914